Stockholders' Deficit (Tables)	12 Months Ended
Dec. 31, 2013
Stockholders' Deficit [Abstract]
Schedule of Assumtptions Used to Estimate Fair Value of Options Using Black-Scholes Valuation Model

The fair value of the options granted during the year ended December 31, 2013 are based on the Black Scholes Model using the following assumptions:

Exercise price:	$1.00

Market price at date of grant:	$1.00 (1)

Volatility:	80%

Expected dividend rate:	0

Expected terms (years):	10

Risk-free interest rate:	0.03%

(1) The Company used fair value of the Company's common stock as the market price to value stock options which were granted. The fair value was determined based on valuation performed by Management, which took into consideration, where applicable, cash received , market participant inputs, estimated cash flows based on entity specific criteria, purchase multiples paid in other comparable third-party transactions, market conditions, liquidity, operating results and other qualitative and quantitative factors. The fair value of the Company's common stock on each grant date are adjusted to estimated fair value and the volatility in general economic conditions, stock markets, earnings or revenue multiples of comparable companies and other qualitative and quantitative factors may result in significant changes in the estimated fair value of the Company's common stock from period to period.

Summary of Activity Of Company's Stock Option Plan

A summary of the activity during 2013 of the Company's stock option plan is presented below:

	Options	Weighted Average Exercise Price	Aggregate Intrinsic Value

Outstanding at January 1, 2013	-	$-

Granted	1,000,000	3.50
Exercised	-	-
Expired or cancelled	-	-
Outstanding at December 31, 2013	1,000,000	$3.50	$-